UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    June 27, 2022

CONTANGO ORE, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35770 (Commission File Number)	27-3431051 (I.R.S. Employer Identification No.)

3700 Buffalo Speedway, Suite 925 Houston, Texas (Address of principal executive offices)		77098 (Zip Code)

Registrant’s Telephone Number, including area code: (713) 877-1311

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CTGO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Resignation of Director

On June 27, 2022, Joseph G. Greenberg notified the Board of Directors (the “Board”) of Contango ORE, Inc., a Delaware corporation (the “Company”) that he will resign as a member of the Board and the committees of the Board on which he serves, effective June 30, 2022. Mr. Greenberg’s resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(d) Election of Director

On June 27, 2022, Curtis Freeman was appointed to fill the vacancy on the Board that will be created by Mr. Greenberg's resignation, effective June 30, 2022. Mr. Freeman will stand for re-election at the 2022 Annual Meeting of Stockholders.  Mr. Freeman will serve on the Audit Committee, Nominating Committee and Compensation Committee of the Board. Mr. Freeman has not had any related person transactions with the Company as of the date of their appointment, and therefore is independent in accordance with NYSE rules.

Mr. Freeman will be eligible for compensation in accordance with the Company's standard compensation policies for non-employee directors as described in the section entitled “Executive Compensation” in the Company's Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 4, 2022.

Item 7.01.	Regulation FD Disclosure.

The Company issued a press release on June 28, 2022, a copy of which is attached as Exhibit 99.1 and incorporated by reference into this Item 7.01.

The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1*	Press Release, dated June 28, 2022.

*       Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO ORE, INC.

By: /s/ Leah Gaines
Leah Gaines
Vice President, Chief Financial Officer, Chief Accounting Officer, Treasurer and Secretary

Dated: June 29, 2022